united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number	811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2600

Date of fiscal year end:	7/31

Date of reporting period:	7/31/25

Item 1. Reports to Stockholders.

(a)

(CPMPX)

Annual Shareholder Report - July 31, 2025

Fund Overview

This annual shareholder report contains important information about the Changing Parameters Fund (the Fund) for the period of August 1, 2024, to July 31, 2025. You can find additional information about the Fund at http://funddocs.filepoint.com/changingparametersfund/. You can also request this information by contacting us at 1-866-618-3456.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Changing Parameters Fund	$206	2.01%

How did the Fund perform during the period?

The Fund delivered a positive total return for the 12-month period that ended July 31, 2025, outperforming the benchmark - the Bloomberg U.S. Aggregate Bond Index.

The period saw generally favorable market conditions, aided by the Federal Reserve lowering short-term interest rates beginning in September 2024 and inflation remaining steady. However, the current administration's tariff policies have introduced additional market volatility.

For the period, investments in High Yield and Emerging Market Bonds made the strongest returns - helping to drive out performance. All positions were consistent with the Fund’s quantitative, model-based strategy.

The Fund's share price began the period at $10.90 and ended at $10.68. When combined with the distribution of $0.7866 per share paid in December 2024, this resulted in a positive total return for its shareholders.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Changing Parameters Fund
Bloomberg U.S. Aggregate Bond Index
$20,000
$15,000
$10,000
$5,000
$0
$16,354
$11,790
Jul-2015
Jul-2016
Jul-2017
Jul-2018
Jul-2019
Jul-2020
Jul-2021
Jul-2022
Jul-2023
Jul-2024
Jul-2025

	Changing Parameters Fund	Bloomberg U.S. Aggregate Bond Index
Jul-2015	$10,000	$10,000
Jul-2016	$10,584	$10,594
Jul-2017	$11,178	$10,539
Jul-2018	$11,248	$10,455
Jul-2019	$11,736	$11,299
Jul-2020	$12,746	$12,443
Jul-2021	$14,106	$12,356
Jul-2022	$13,873	$11,229
Jul-2023	$14,475	$10,851
Jul-2024	$15,519	$11,405
Jul-2025	$16,354	$11,790

The Fund's past performance is not a guarantee of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$93,240,196
Number of Portfolio Holdings	8
Advisory Fee	$1,394,612
Portfolio Turnover	240%

Average Annual Total Returns

	1 Year	5 Years	10 Years
Changing Parameters Fund	5.38%	5.11%	5.04%
Bloomberg U.S. Aggregate Bond Index	3.38%	-1.07%	1.66%

What did the Fund invest in?

Asset Weighting (% of total investments)

Value	Value
Money Market Funds	6.3%
Open End Funds	93.7%

Sector Weighting (% of net assets)

Value	Value
Liabilities in Excess of Other Assets	-0.3%
Money Market Funds	6.4%
Alternative	8.6%
Fixed Income	85.3%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
BlackRock High Yield Portfolio, Institutional Class	39.0%
Aristotle Floating Rate Income Fund, Class I	29.2%
PIMCO Emerging Markets Bond Fund, Institutional Class	8.6%
JPMorgan Preferred and Income Securities Fund, Class I	8.5%
Federated Hermes Government Obligations Fund, Institutional Class	6.4%
JPMorgan Hedged Equity 3 Fund, Class I	2.9%
JPMorgan Hedged Equity Fund, Class I	2.9%
JPMorgan Hedged Equity 2 Fund, Class I	2.8%

Material Fund Changes

No material changes occurred during the year ended July 31, 2025.

Changing Parameters Fund (CPMPX)

Annual Shareholder Report - July 31, 2025

Additional information on the Fund can be found athttp://funddocs.filepoint.com/changingparametersfund/, including:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 073125-CPMPX

(b)	Not Applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025 - $16,900

2024 - $16,900

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025 - $3,000

2024 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended July 31, 2024 and 2025, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2024 and 2025, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Changing Parameters Fund

Annual Financial Statements & Additional Information
July 31, 2025

CHANGING PARAMETERS FUND

SCHEDULE OF INVESTMENTS

July 31, 2025

Shares		Fair Value
	OPEN END FUNDS — 93.9%
	ALTERNATIVE - 8.6%
79,828	JPMorgan Hedged Equity Fund, Class I	$2,684,623
139,855	JPMorgan Hedged Equity 2 Fund, Class I	2,655,839
135,802	JPMorgan Hedged Equity 3 Fund, Class I	2,702,469
		8,042,931
	FIXED INCOME - 85.3%
2,891,427	Aristotle Floating Rate Income Fund, Class I	27,266,158
5,061,049	BlackRock High Yield Portfolio, Institutional Class	36,388,940
805,739	JPMorgan Preferred and Income Securities Fund, Class I	7,880,125
918,771	PIMCO Emerging Markets Bond Fund, Institutional Class	8,002,497
		79,537,720

	TOTAL OPEN END FUNDS (Cost $85,625,307)	87,580,651

	SHORT-TERM INVESTMENTS — 6.4%
	MONEY MARKET FUNDS - 6.4%
5,918,705	Federated Hermes Government Obligations Fund, Institutional Class, 4.19%(a) (Cost $5,918,705)	5,918,705

	TOTAL INVESTMENTS - 100.3% (Cost $91,544,012)	$93,499,356
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%	(259,160)
	NET ASSETS - 100.0%	$93,240,196

(a)	Rate disclosed is the seven day effective yield as of July 31, 2025.

See accompanying notes to financial statements.

Changing Parameters Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2025

Assets:
Investments in Securities at Cost	$91,544,012
Investments in Securities at Value	$93,499,356
Dividends and Interest Receivable	19,754
Prepaid Expenses and Other Assets	6,125
Total Assets	93,525,235

Liabilities:
Accrued Advisory Fees	211,887
Payable to Related Parties	44,839
Other Accrued Expenses	28,313
Total Liabilities	285,039

Net Assets	$93,240,196

Total Shares Outstanding
($0 par value, unlimited shares authorized)	8,731,440

Net Asset Value, Offering and Redemption Price Per Share
(Net assets / Total shares outstanding)	$10.68

Composition of Net Assets:
Paid-in-Capital	$89,293,009
Accumulated Earnings	3,947,187
Net Assets	$93,240,196

See accompanying notes to financial statements.

Changing Parameters Fund

STATEMENT OF OPERATIONS

For The Year Ended July 31, 2025

Investment Income:
Dividend Income	$4,865,700
Interest Income	727,017
Total Investment Income	5,592,717

Expenses:
Investment Advisory Fees	1,394,612
Interest Expense	148,267
Administration Fees	118,236
Fund Accounting Fees	57,584
Transfer Agent Fees	26,622
Compliance Officer Fees	24,777
Audit Fees	21,459
Legal Fees	20,692
Trustees’ Fees	16,844
Custody Fees	13,219
Printing Expenses	11,597
Registration & Filing Fees	7,597
Miscellaneous Expenses	6,667
Total Expenses	1,868,173
Net Investment Income	3,724,544

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	925,224

Net Change in Unrealized Appreciation on Investments	253,260

Net Realized and Unrealized Gain on Investments	1,178,484

Net Increase in Net Assets Resulting From Operations	$4,903,028

See accompanying notes to financial statements.

Changing Parameters Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2025	Year Ended July 31, 2024
Operations:
Net Investment Income	$3,724,544	$3,750,788
Net Realized Gain on Investments	925,224	1,405,188
Net Change in Unrealized Appreciation on Investments	253,260	967,173
Net Increase in Net Assets Resulting From Operations	4,903,028	6,123,149

Distributions to Shareholders From:
Total Distributions Paid	(6,639,583)	(3,663,658)

Beneficial Interest Transactions:
Proceeds from Shares Issued	6,120,720	5,799,179
Distributions Reinvested	6,639,583	3,663,658
Cost of Shares Redeemed	(10,502,114)	(6,013,733)
Net Increase in Net Assets Resulting From Beneficial Interest Transactions	2,258,189	3,449,104

Net Increase in Net Assets	521,634	5,908,595

Net Assets:
Beginning of Year	92,718,562	86,809,967
End of Year	$93,240,196	$92,718,562

Share Activity:
Shares Sold	579,401	541,338
Shares Reinvested	645,874	344,005
Shares Redeemed	(995,758)	(561,946)
Net Increase in Total Shares Outstanding	229,517	323,397

See accompanying notes to financial statements.

Changing Parameters Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Year Ended July 31, 2025		Year Ended July 31, 2024		Year Ended July 31, 2023		Year Ended July 31, 2022		Year Ended July 31, 2021
Net Asset Value, Beginning of Year	$10.91		$10.61		$10.69		$11.32		$10.94
Increase From Operations:
Net investment income (a)	0.43		0.45		0.36		-	(b)	0.30
Net gain/(loss) from investments (both realized and unrealized)	0.13		0.30		0.08		(0.17)		0.83
Total from operations	0.56		0.75		0.44		(0.17)		1.13

Less Distributions:
From net investment income	(0.54)		(0.32)		(0.09)		(0.25)		(0.28)
From net realized loss on investments	(0.25)		(0.13)		(0.43)		(0.21)		(0.47)
Total Distributions	(0.79)		(0.45)		(0.52)		(0.46)		(0.75)

Net Asset Value, End of Year	$10.68		$10.91	(c)	$10.61		$10.69		$11.32

Total Return (d)	5.38	%(c)	7.21	%(c)	4.25	%(c)	(1.56	)%(c)	10.67%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$93,240		$92,719		$86,810		$85,369		$86,035
Ratio to average net assets:
Expenses (e)(f)	2.01%		1.97%		1.99%		1.94%		2.05%
Net investment income/(loss) (e)(g)	4.01%		4.22%		3.43%		(0.04)%		2.74%
Portfolio turnover rate	240%		254%		510%		360%		148%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.
(b)	Amount represents less than $0.005.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial statement reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder processing.
(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.
(f)	Includes interest expense and line of credit fees of 0.16%, 0.12%, 0.19%, 0.14%, and 0.23% for the fiscal years ended July 31, 2025, 2024, 2023, 2022, and 2021, respectively.
(g)	The recognition of net investment income/(loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS

July 31, 2025

1.	ORGANIZATION

The Changing Parameters Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is total return. The Fund commenced operations on October 2, 2006. The Fund is a “fund of funds” in that the Fund will generally invest in other investment companies.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Operating Segments – The Fund has adopted FASB ASU 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These investments will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2025

engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value (“NAV”). Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2025

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2025 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Open End Funds	$87,580,651	$-	$-	$87,580,651
Short-Term Investment	5,918,705	-	-	5,918,705
Total	$93,499,356	$-	$-	$93,499,356

The Fund did not hold any Level 2 or 3 securities during the period. Please refer to the Schedule of Investments for industry classifications.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange-Traded Funds – The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Realized gains and losses from sales of securities are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analysed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended July 31, 2022 – July 31, 2024, or expected to be taken in the Fund’s July 31, 2025, tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2025

which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	PRINCIPAL INVESTMENT RISKS

Equity Risk – The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund and those Underlying Funds that invest in U.S. and/or foreign stocks. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Derivatives Risk – Even a small investment in derivatives (which include futures and options on futures) may give rise to leverage risk, and can have a significant impact on the Fund’s performance. Derivatives are also subject to credit risk and liquidity risk.

Emerging Markets Risk – There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.

ETF and Underlying Fund Risk – ETFs and Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and Underlying Fund is subject to specific risks, depending on its investments.

Fixed Income Risk – When the Fund invests in fixed income securities directly or indirectly by investing in mutual funds that invest primarily in fixed income securities, the value of the Fund will fluctuate with changes in interest rates. Defaults by fixed income issuers in which the Fund invests will also harm performance.

Floating Rate Loan Risk – Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are invested in floating rate debt securities. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt securities in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2025

Futures Risk – The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.

Hedging Risk – The Fund may attempt to “hedge” its overall portfolio through the use of futures and options, which may limit potential gains when compared to unhedged funds. There can be no assurance that the Fund’s hedging strategy will reduce the risk of the Fund’s investments.

High-Yield Bond Risk – Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Interest Rate Risk – Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag.

Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

Leveraging Risk – By borrowing money for leverage, the Fund incurs the risk that interest expenses may exceed the returns on the securities purchased with borrowed funds. If the value of the securities purchased declines, the Fund would face decreased returns as well as the costs of the borrowing. The use of leverage, such as borrowing money to purchase securities, will magnify the Fund’s gains or losses.

Management Risk – The adviser’s judgments about the potential appreciation of a particular security or instrument in which the Fund invests may prove to be incorrect.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Municipal Securities Risk – Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of an Underlying Fund’s investments in such securities. Municipal general obligation debt is debt that is backed by the credit and taxing power of the issuing jurisdiction rather than the revenue from a given project. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt is debt that is supported by the revenue from a specific project, such as a toll bridge, highway, or

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2025

local stadium. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in Underlying Funds that invest in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Options Risk – The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices.

Preferred Stock Risk – The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Short Sale Risk – Positions in shorted securities are often speculative and riskier than “long” positions (purchases). Unlike long positions, losses on short positions are potentially unlimited.

Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs.

4.	CREDIT FACILITY

The Fund has entered into a revolving line of credit agreement with Huntington National Bank for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is the lesser of $22,000,000 or 30% of the Fund’s daily net assets. The Fund will be charged an annual commitment fee of 0.125% of the daily unused portion of the line for this agreement. The unsecured credit facility contains certain customary covenants, including a maximum debt to asset value ratio covenant and a minimum liquidity requirement. The unsecured credit facility is in place until at least July 17, 2026, provided that the Fund may elect to extend the maturity date upon satisfaction of certain conditions. In addition, the Fund is charged an origination fee of $22,000 to renew the line each year. Borrowings under this agreement bear interest at a rate equal to the Secured Overnight Financing Rate plus 1.35%, per annum, on the principal balance outstanding. During the year ended July 31, 2025, the Fund incurred $148,267 of interest expense (including origination fees and commitment fees) related to the borrowings. Average borrowings and the average interest rate during the year ended July 31, 2025 were $6,495,512 and 5.98%, respectively. The largest outstanding borrowing during the year ended July 31, 2025 was $20,097,000. As of July 31, 2025, the Fund had $0 in outstanding borrowings.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Changing Parameters, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended July 31, 2025, the Adviser earned fees of $1,394,612.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Plan has not been activated by the Fund and the Fund has no present intention to activate the Plan. During the year ended July 31, 2025, no fees were accrued under the Plan.

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2025

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

6.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. government securities, for the year ended July 31, 2025, amounted to $188,544,697 and $192,434,077, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended July 31, 2025, and July 31, 2024, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2025	July 31, 2024
Ordinary Income	$6,389,327	$3,396,476
Tax-exempt Income	250,256	267,182
	$6,639,583	$3,663,658

As of July 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
$1,991,843	$-	$-	$-	$-	$1,955,344	$3,947,187

During the fiscal year ended July 31, 2025, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to equalization credits, resulted in reclassifications for the Fund for the fiscal year ended July 31, 2025, as follows:

Paid In	Distributable
Capital	Earnings
$168,668	$(168,668)

Changing Parameters Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2025

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at July 31, 2025, were as follows:

Cost for Federal Tax purposes	$91,544,012

Unrealized Appreciation	$1,955,344
Unrealized Depreciation	-
Tax Net Unrealized Appreciation	$1,955,344

9.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

As of July 31, 2025, the Fund invested a portion of its assets in the BlackRock High Yield Portfolio, Class I (the “Blackrock Portfolio”) and the Aristotle Floating Rate Income Fund, Class I (the “Aristotle Fund”). The Blackrock Portfolio and Aristotle Fund are registered under the 1940 Act as open-end management investment companies. The Fund may redeem its investment from the BlackRock Portfolio or the Aristotle Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the BlackRock Portfolio and the Aristotle Fund. The financial statements of the Blackrock Portfolio and the Aristotle Fund, including the schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of July 31, 2025, the percentage of the Fund’s net assets invested in the Blackrock Portfolio and the Aristotle Fund was 39.0% and 29.2%, respectively.

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2025, Constellation Trust held approximately 31.3% of the voting securities of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record within the omnibus accounts are also owned beneficially.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Changing Parameters Fund and Board of Trustees of
Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Changing Parameters Fund (the “Fund”), a series of Northern Lights Fund Trust, as of July 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended July 31, 2022, and prior, were audited by other auditors whose report dated September 27, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 29, 2025

Changing Parameters Fund

ADDITIONAL INFORMATION (Unaudited)

July 31, 2025

Changes in and Disagreements with Accountants

Not applicable

Proxy Disclosures

Not applicable

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable

Proxy Voting Policy

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-866-618-3456, by visiting https://funddocs.filepoint.com/changingparametersfund/, or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Investment Adviser

Changing Parameters, LLC

171 Main St., Suite 260

Los Altos, CA 94022

Administrator

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	10/7/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf
Kevin E. Wolf, Principal Executive Officer/President

Date	10/7/25

By (Signature and Title)

/s/ Jim Colantino
Jim Colantino, Principal Financial Officer/Treasurer

Date	10/7/25